UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05620

The Zweig Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-272-2700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

OFFICERS AND DIRECTORS

George R. Aylward, President, Chairman and Chief Executive Officer

Charles H. Brunie, Director

Wendy Luscombe, Director

Alden C. Olson, Ph.D., Director

James B. Rogers, Jr., Director

R. Keith Walton, Director

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

Kevin J. Carr, Vice President, Chief Legal Officer and Secretary

W. Patrick Bradley, Vice President, Treasurer and Chief Financial Officer

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Chief Compliance Officer and Vice President

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

VP Distributors, LLC

101 Munson Street

Suite 104

Greenfield, MA 01301-9684

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Dechert LLP

200 Clarendon St.

27th Floor

Boston, MA 02116-5021

This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Q2-12

The Zweig Total Return Fund, Inc.

Semiannual Report

June 30, 2012

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 7% (prior to the April dividend declaration, this rate was 10%) of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZTR

August 1, 2012

Dear Fellow ZTR Shareholder:

I am pleased to provide you with the manager’s report and commentary for The Zweig Total Return Fund, Inc. for the six-month reporting period ending June 30, 2012.

The Fund’s net asset value decreased 1.81% for the quarter ended June 30, 2012, including $0.062 in reinvested distributions. For the same period, the Fund’s Composite Index increased 0.01%, including reinvested dividends. The Fund’s average exposure for the quarter was approximately 50% in equities, 33% in bonds and 17% in cash equivalents.

For the six months ended June 30, 2012, the Fund’s net asset value gained 3.88%, including $0.154 in reinvested distributions. For the same period, the Fund’s Composite Index increased 5.59%, including reinvested dividends. The Fund’s average exposure for the first half of the year was approximately 48% in equities, 33% in bonds and 19% in cash equivalents.

I would also like to make you aware that the Fund successfully completed a 1-for-4 reverse stock split of issued and outstanding shares on June 27. The stock split was one of several measures approved in March by The Zweig Total

Return Fund’s board of directors that are intended to narrow the Fund’s discount to its net asset value (NAV). The board also authorized an open-market stock repurchase program, which began in the second quarter, and approved refinements to the Fund’s investment strategies and policies, which were subsequently approved by Fund shareholders. These actions, as a whole, reflect the board’s confidence in the Fund and commitment to pursue opportunities that may enhance shareholder value over the long term.

I would like to take this opportunity to welcome new investors to the Fund and to thank all of our shareholders for entrusting your assets to us. We remain committed to your financial success.

Sincerely,

George R. Aylward

President, Chairman and

Chief Executive Officer

The Zweig Total Return

Fund, Inc.

For information regarding the indexes cited, and key investment terms used in this report see page 8.

August 1, 2012

MARKET OUTLOOK AND OVERVIEW

The domestic stock markets were extremely volatile in the second quarter, with 22 triple-digit daily moves compared with only 6 in the first quarter. On the final trading day, the markets surged and shaved their previous losses and notched higher gains for the first half. The restorative action followed a European summit meeting to foster greater financial integration, with a single supervisor to oversee banks in the seventeen euro nations.

Closing at 12,880.09, the Dow Jones Industrial Average rose 2.3%(1) on the final day to cut its second-quarter loss to 2.5%(1) and to raise its first-half gain to 5.42%(1). The same story held true for the other major exchanges. The S&P 500 climbed 2.5%(1) on the last day and ended at 1,362.16, off 3.3%(1) for the quarter but up 8.31%(1) for the year. Closing at 2,935.05, the Nasdaq Composite spurted 3%(1) on the last day, reducing its quarterly loss to 5%(1) and boosting its first-half advance to 12.6%(1).

The international markets were also generally higher for the first six months. Excluding the U.S., the Dow Jones Global Index rose 1.6%(1). The STOXX Europe 600 climbed 4.2%(1), with the German DAX leading with a 10.1%(1) rise. Britain’s FTSE 100 gained 1.2%(1) and France’s CAC 40 was up 2.5%(1). The biggest European losers included the debt-ridden Spain, where its IBEX 35 fell 16.8%(1), and Italy’s FTSE MIB slid 5.2%(1). The Dow Jones Asia-Pacific Index increased 3.4%(1). Japan’s Nikkei 225 Stock Average was up 6.5%(1) and China’s Shanghai Composite rose 1.2%(1). The biggest Asian gainer was India, with its Bombay Sensex soaring 12.6%(1).

Stating that the U.S. economy was growing more slowly than it had forecast, the Federal Reserve (“Fed”) reported it would extend through the end of this year its program known as “Operation Twist”, which seeks to drive down long-term interest rates and reduce borrowing costs. Under this program, the Fed sells short-term securities and buys longer-term ones.

Looking to the future, the Fed has revised downward its estimates for next year’s economic growth. The Fed now expects the economy to expand within a range of 2.2% to 2.8% in 2013. In April, the Fed had expected a range of 2.7% to 3.1%. Meanwhile, the Commerce Department revised its estimates of the annual growth of Gross Domestic Product (“GDP”) in the first quarter of 2012 to 1.9% from its earlier estimate of 2.2%. The fourth- quarter GDP grew at a 3% annual rate.

Confirming the Fed’s comment about the slow recovery, only 80,000 new private industry jobs were added in June, little changed from the 77,000 in May, according to the Commerce Department. The second quarter, with a total gain of 225,000 jobs, was the slowest quarterly figure since the labor market started to recover in 2010. The June unemployment rate held unchanged at 8.2%. The Fed expects the unemployment rate to range from 7.5% to 8% at the end of 2013, up from its previous estimate of 7.3% to 7.7%.

Weakness was also noted in the manufacturing area. The Institution for Supply Management, (“ISM”) a national trade group of purchasing agents, reported that its index of manufacturing activity fell to 49.7 in June from 53.5 in May, the first time since July 2009 that the index had dropped below 50. That is the level that separates expansion from contraction. Furthermore, its index of new orders fell to 47.8 in June from 60.1 in May, the fastest decline rate in over a decade. ISM also reported that its index of non-manufacturing activity dipped to 52.1 in June from 53.7 in May. While still indicating expansion, the reading was the lowest since January 2010. This sector had grown for thirty consecutive months.

(1)	Return excludes reinvested dividends.

For information regarding the indexes cited, and key investment terms used in this report see page 8.

Factory output slipped 0.4% in May, with declining production of cars and machinery, according to the Fed. It was the second decline in 3 months. Due to strong demand for transportation equipment, durable goods orders edged up 1.1% in May, the Commerce Department reported. Excluding transportation and military goods, orders were down for the month.

The housing market, which had long been in the doldrums, showed signs of coming back to life. One-family home starts increased 3.2% in May from April, the third consecutive monthly gain, according to the Commerce Department. The agency also revised its April starts to 744,000 units from the 717,000 initially reported. Sales of new homes rose 7.6% in May to a seasonally-adjusted rate of 369,000 homes, the most since April 2010, and 13.3% above year-ago levels. However sales of existing homes dipped 1.5% in May to an annual rate of 4.55 million units, according to the National Association of Realtors. The median price of a home resale rose to $182,600, up 7.9% from a year earlier and the highest price since June 2010.

The Commerce Department also reported that overall construction spending increased 0.9% in May to a seasonally-adjusted annual rate of $830.0 billion from its revised April estimate of $822.5 billion. The current level is 7% higher than the $775.8 billion last year.

Consumer spending, which drives about 70% of the U.S. economy, was flat in May at its lowest level since November, according to the Commerce Department. Revised April figures show a weak gain of 0.1%. Growth in the first quarter was a slim 1.9%. Total retail sales fell in May to $404.6 billion, slightly under March’s record high of $406.2 billion and 21.6% above the recession low of March 2009.

Indicating a lack of inflationary pressures, the Consumer Price Index (“CPI”) inched down 0.3% in May, according to the Labor Department, which attributed the decline mostly to the 6.8% drop in gasoline prices. Food costs were unchanged. For the twelve months ending in May the CPI rose 1.7%, slower than April’s pace. Core prices, which exclude volatile energy and food, were up 0.2% in May for the third straight month. They have risen 2.3% in the past year. Meanwhile, the Producer Price Index, which measures price increases before they reach consumers, fell 1% in May, also reflecting the decline in gas prices.

There was little cheer in the report by the Conference Board, an industry research group, that its Consumer Confidence Index, which fell in May, declined again in June. The index stood at 62.0 for June (1985=100), down 6% from May’s 64.4. It marked the lowest level since January.

Reflecting a sharp decline in imports, the U.S. trade deficit shrank 4.9% in April to $50.1 billion, according to the Commerce Department. Imports, which set a record high in the previous month, dropped 1.7% to $233 billion. Exports, which had also hit a new peak in March, declined 0.8% to $182.9 billion. The agency reported earlier that exports expanded at an annual rate of 4.2% in the first quarter, faster than in the previous quarter but slower than the 7.7% rise that had been estimated previously.

The economic malaise is effecting mergers and acquisitions. World-wide, the volume of announced deals in the second quarter totaled $613.5 billion, a decline of 14% from a year earlier, according to Dealogic. In the U.S., the second quarter volume totaled $188.9 billion, down 20% from last year.

Global initial public offerings were also down sharply, according to Dealogic. There were 201 deals in the second quarter compared with 428 a

For information regarding the indexes cited, and key investment terms used in this report see page 8.

year ago. Volume came to $40.1 billion, down one-third from the $62.4 billion in the like 2011 period. Here the U.S. was a bright spot, with 301 deals raising $22.5 billion against 31 deals raising $9.1 billion last year. Facebook, setting a new record high, accounted for $16 billion of the total.

Stock market analysts remained far more optimistic than investors at the close of the first half. Surveyed by Investors Intelligence, 39% of analysts were bullish on June 30, 2012, while only 25% were bearish. On the same date, members of The American Institute of Investors totaled 29% bulls and 44% bears. Earlier in the year the groups were not nearly as far apart. On March 31, analysts were 50% bulls and 23% bears, while investors stood at 42% bulls and 25% bears. On June 30 last year, analysts came to 40% bulls and 27% bears with investors at 38% bulls and 30% bears.

As indicated by the above figures, the public has been bearish on the market for the past several months. Net sales of domestic equity mutual funds have been declining almost every week. Seeking safety, investors have been turning to bond funds. However, we don’t know how safe these bond funds are given the current low yield.

The profit growth for the S&P 500 companies this year is now estimated at 6.5%, down from the 9.2% estimate on April 1, according to Thomson Reuters. In the first quarter of 2012, 67% of the 500 companies surpassed their estimates, 10% were in line and 23% came in below expectations. Sales of the S&P 500 companies grew 6.5% in the first quarter, the slowest pace since expansion began in late 2009. Sales had increased an average of 10.7% in the preceding eight quarters. For the coming 12-month period the sales estimate is down to 4.7%.

Based on current estimates, S&P reported that stocks in its S&P 500 Index were trading at a price/earnings ratio (“P/E”) of 13.9 on June 30, 2012. This compares with 13.98 on March 31, 2012 and 15.19 on June 30 last year. For the trailing twelve-month earnings, S&P reported P/Es of 14.75 on June 30, 2012, 14.5 on March 31, 2012 and 15.74 on June 30 last year. We don’t consider the current valuations expensive. In fact, relative to long-term interest rates, the market might even be considered cheap. Overall, the P/Es seemed reasonable.

At this writing, the market’s chief positives include the low interest rates and the Fed’s position. Fed chairman Ben Bernanke has pledged to “take further action as appropriate to promote stronger economic activity.” The market’s most negative factor is the possibility of recession, especially because of Europe’s debt crisis.

Our sentiment and tape indicators are neutral. Our monetary index, reflecting the Fed’s moves, is positive. Our investment posture on equities is neutral.

BOND MARKET

Early in 2012 the U.S. economy appeared to be in a slow but stable period of economic growth, which kept the Treasury market fairly quiet. However, in late March there were indications of a slowing economy at home and abroad. Along with the ongoing European debt woes, the Treasury market began a steady rally that left the benchmark 10-year Treasury note at generational lows. The yield on the ten-year note ended the quarter at 1.65% and has recently broken below the 1.5% mark. The Fed has pledged to keep short-term rates low for an extended period, which served to encourage investors to go further out on the yield curve to get any yield at all.

The second quarter was basically a one-way trip down in yields, as there was very little favorable news on the economic front in the U.S. or elsewhere in the world. Corporate earnings expectations have also been declining and, cur-

For information regarding the indexes cited, and key investment terms used in this report see page 8.

rently, there has been a move out of stocks in a number of markets. Bonds in Europe, with the exception of Germany’s, have also been under pressure as the future of the euro hangs in the air. Less fiscally sound countries, not just Greece, but also Italy and Spain, continued to suffer much higher yields as investors fled those bond markets.

U.S. Treasuries benefited from slower economic growth, as expectations of low inflation, and possibly even deflation, permeated the investment community. Furthermore, a so-called “flight to quality” increased demand for Treasury notes and bonds as the financial uncertainty mounted in Europe. This one-two punch has greatly strengthened treasuries.

Our bond portfolio contains a mix of corporate bonds, Treasuries, Treasury Inflation Protected Securities (TIPS), and some foreign government bonds of stable countries, such as Australia. We increased the duration of the bond portfolio slightly in light of the slowing economy (duration is a measure of sensitivity to interest rates). At this juncture, we are willing to carry a higher duration than we did in the past several months. As always, we remain flexible, ready to respond quickly as conditions evolve.

PORTFOLIO COMPOSITION

The Fund’s leading equity sectors on June 30, 2012, included Information Technology, Health Care, Financials, which were in our previous listing. New to this group are Consumer Staples and Consumer Discretionary. During the quarter we increased our weighting of Health Care and Financials and reduced our weighting of Energy and Materials.

The Fund’s leading individual equity holdings on June 30, 2012, included Abbott Labs, Altria, Apple, IBM, Intel, QUALCOMM and Verizon, all of which were in our previous listing. New to this group are Ingersoll-Rand, JPMorgan

Chase, PepsiCo, and Williams, where we added to our position. No longer in this listing are ConocoPhillips and Johnson and Johnson, where we trimmed our positions, and DuPont, where there was no change in shares held.

Sincerely,

Carlton Neel

Executive Vice President

Zweig Advisers, LLC

Martin E. Zweig, Ph.D.

Founder of Fund

Asset Allocation as of June 30, 2012

The following graph illustrates asset allocations within certain sectors and as a percentage of total investments as of June 30, 2012.

For information regarding the indexes cited, and key investment terms used in this report see page 8.

OUR PRIVACY COMMITMENT

The Zweig Total Return Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

Key Investment Terms

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

American Institution of Investors: A nonprofit organization with about 150,000 members whose purpose is to educate individual investors regarding stock market portfolios, financial planning, and retirement accounts.

Bombay Sensex: The benchmark index of the Bombay Stock Exchange (BSE). It is composed of 30 of the largest and most actively-traded stocks on the BSE.

CAC 40: The French stock market index that tracks the 40 Largest French stocks based on market capitalization on the Paris Bourse (stock exchange).

Commerce Department: The cabinet department in the U.S. Government that deals with business, trade and commerce. Its objective is to foment higher standards of living for Americans through the creations of jobs. It aims to achieve this by promoting an infrastructure of monetary and economic growth, competitive technology and favorable international trade.

Conference Board Report: Widely followed economic indicators, particularly the Consumer Confidence Index (“CCI”). The Conference Board also connects some 2,000 companies via forums and peer-to-peer meetings to discuss what matters to companies today: issues such as top-line growth in a shifting economic environment and corporate governance standards.

Consumer Price Index: Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

DAX Index: A total return index of 30 selected German blue chip companies traded on the Frankfurt Stock exchange. It is a free float weighted index.

Dealogic: Provides technology, data analytics, and consulting services platform to Investment Bank and Capital Markets professionals.

Dow Jones Asia-Pacific Index: A float-adjusted market capitalization index of securities traded in the Asia/Pacific region representing 15 countries.

Dow Jones Global ex. U.S. IndexSM: A market capitalization-weighted index which covers approximately 95% of the market capitalization of the represented countries of Australia, Austria, Belgium, Brazil, Bulgaria, Canada, Chile, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Italy, Japan, Latvia, Lithuania, Malaysia, Malta, Mexico, Netherlands, New Zealand, Norway, Philippines, Poland, Portugal, Romania, Singapore, Slovakia, Slovenia, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

Dow Jones Industrial AverageSM: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Federal Reserve: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE 100 Index: A capitalization weighted index of the 100 most capitalized companies traded on the London Stock Exchange.

FTSE MIB Index: A benchmark stock market index for the Borsa Italiana, the Italian national stock exchange. The index consists of the 40 most traded stock classes on the exchange.

Gross Domestic Product (GDP): The market value of all officially recognized final goods and services produced within a country in a given period.

IBEX 35: A market capitalization weighted index comprising of the 35 most liquid Spanish stocks traded in the Madrid Stock Exchange General Index.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering: A company’s first sale of stock to the public.

Institute for Supply Management (ISM) Report on Business®: An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

Labor Department: A U.S. government cabinet body responsible for standards in occupational safety, wages and number of hours worked, unemployment insurance benefits, re-employment services and a portion of the country’s economic statistics.

NASDAQ Composite® Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

Nikkei 225 Stock Average: A price weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Price-to-earnings ratio (P/E): A valuation measure calculated by dividing a stock’s price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

S&P 500® Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

STOXX Europe 600 Index: A broad based capitalization weighted index of European based stocks. It is a free float weighted index.

Shanghai Composite Index: A capitalization weighted index that tracks the daily price performance of all A shares and B shares listed on the Shanghai Stock Exchange.

The Zweig Total Return Fund Composite Index: A composite index consisting of 50% Barclays Capital U.S. Government Bond Index (formerly Lehman Brothers Government Bond Index) and 50% S&P 500® Index.

Thomson Reuters: An information company that supplies news services to newspapers, news agencies, broadcasters and other media subscribers as well as to businesses governments, institutions, and individuals.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2012

(Unaudited)

($ reported in thousands)

		Par		Value
INVESTMENTS
U.S. GOVERNMENT SECURITIES	25.1%
U.S. Treasury Inflation Indexed Note
1.625%, 1/15/15(3)		$28,000		$35,857
2.000%, 1/15/16(3)		25,000		32,075
2.375%, 1/15/17(3)		31,000		40,832
U.S. Treasury Note 4.000%, 11/15/12		18,500		18,762

Total U.S. Government Securities (Identified Cost $114,269)				127,526

FOREIGN GOVERNMENT SECURITIES	5.1%
Commonwealth of Australia
5.500%, 12/15/13		11,000		11,746
6.500%, 5/15/13		5,000		5,277
Kingdom of Norway Series 470 6.500%, 5/15/13		50,000	(4)	8,761

Total Foreign Government Securities (Identified Cost $25,407)				25,784

CORPORATE BONDS	2.1%
INDUSTRIALS — 2.1%
CSX Corp. 6.250%, 3/15/18		4,000		4,817
Ingersoll-Rand Global Holding Co., Ltd. 6.875%, 8/15/18		4,814		5,866

Total Corporate Bonds (Identified Cost $8,349)				10,683

		Number of Shares
COMMON STOCKS	48.1%
CONSUMER DISCRETIONARY — 5.0%
Amazon.com, Inc.(2)		9,600		2,192
AutoZone, Inc.(2)		8,200		3,011
Comcast Corp. Class A(6)		162,000		5,179
Leggett & Platt, Inc.		90,000		1,902
Lululemon Athletica, Inc.(2)		42,000		2,504
McDonald’s Corp.		54,000		4,781
Papa John’s International, Inc.(2)		18,000		856

See notes to financial statements

	Number of Shares	Value
CONSUMER DISCRETIONARY (CONTINUED)
Yum! Brands, Inc.	76,000	$4,896

		25,321

CONSUMER STAPLES — 5.6%
Altria Group, Inc.(6)	250,000	8,637
Heinz (H.J.) Co.	85,000	4,622
Kimberly-Clark Corp.	49,000	4,105
PepsiCo, Inc.	89,000	6,289
Procter & Gamble Co. (The)	75,000	4,594

		28,247

ENERGY — 4.2%
Chevron Corp.	42,000	4,431
ConocoPhillips	64,000	3,576
Continental Resources, Inc.(2)	37,000	2,465
Petroleo Brasileiro S.A. ADR	59,000	1,107
Total SA Sponsored ADR	36,000	1,618
Whiting Petroleum Corp.(2) (6)	28,000	1,151
Williams Cos., Inc. (The)	202,000	5,822
WPX Energy, Inc.(2)	75,000	1,214

		21,384

FINANCIALS — 5.8%
BB&T Corp.	154,000	4,751
Goldman Sachs Group, Inc. (The)	22,000	2,109
HCP, Inc.	94,000	4,150
JPMorgan Chase & Co.	198,000	7,074
Lincoln National Corp.(6)	183,000	4,002
New York Community Bancorp, Inc.	152,000	1,905
U.S. Bancorp	174,000	5,596

		29,587

HEALTH CARE — 7.1%
Abbott Laboratories	101,000	6,511
Biogen Idec, Inc.(2)	22,000	3,176
Bristol-Myers Squibb Co.	161,000	5,788
Eli Lilly & Co.	133,000	5,707
Express Scripts Holding Co.(2) (6)	44,000	2,457
Gilead Sciences, Inc.(2)	60,000	3,077
Johnson & Johnson	68,000	4,594
UnitedHealth Group, Inc.	77,000	4,505

		35,815

See notes to financial statements

	Number of Shares	Value
INDUSTRIALS — 3.9%
Alaska Air Group, Inc.(2)	82,000	$2,944
Cummins, Inc.	38,000	3,682
Deere & Co.(6)	33,000	2,669
Lockheed Martin Corp.	47,000	4,093
Union Pacific Corp.	35,000	4,176
United Continental Holdings, Inc.(2)	80,000	1,946

		19,510

INFORMATION TECHNOLOGY — 8.2%
Apple, Inc.(2)	10,400	6,074
Citrix Systems, Inc.(2)	35,000	2,938
Intel Corp.	263,000	7,009
International Business Machines Corp.	32,000	6,259
MasterCard, Inc. Class A	8,200	3,527
Paychex, Inc.	129,000	4,052
QUALCOMM, Inc.	108,000	6,013
VeriSign, Inc.(2) (6)	57,000	2,483
Visa, Inc. Class A	27,000	3,338

		41,693

MATERIALS — 3.6%
CF Industries Holdings, Inc.	10,000	1,937
Cliffs Natural Resources, Inc.	35,000	1,725
Du Pont (E.I.) de Nemours & Co.	115,000	5,816
Freeport-McMoRan Copper & Gold, Inc.	87,000	2,964
MeadWestvaco Corp.	86,000	2,473
Monsanto Co.(6)	42,000	3,477

		18,392

TELECOMMUNICATION SERVICES — 3.1%
AT&T, Inc.	132,000	4,707
CenturyLink, Inc.	98,000	3,870
Verizon Communications, Inc.	165,000	7,333

		15,910

UTILITIES — 1.6%
Duke Energy Corp.	175,000	4,035
FirstEnergy Corp.	83,000	4,083

		8,118

Total Common Stocks (Identified Cost $215,173)		243,977

See notes to financial statements

		Number of Shares	Value
EXCHANGE-TRADED FUNDS	0.7%
Templeton Dragon Fund, Inc.		131,000	$3,471

Total Exchange-Traded Funds (Identified Cost $2,412)			3,471

Total Long Term Investments — 81.1% (Identified cost $365,610)			411,441

SHORT-TERM INVESTMENTS	18.5%
MONEY MARKET MUTUAL FUNDS — 8.3%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.080%)		41,919,288	41,919

			41,919

		Par
U.S. TREASURY BILLS(5) — 10.2%
U.S. Treasury Bill
0.160%, 7/26/12		$10,000	10,000
0.090%, 11/15/12		42,000	41,981

			51,981

Total Short-Term Investments (Identified Cost $93,904)			93,900

		Contracts
PURCHASED OPTIONS	0.1%
CALL OPTIONS — 0.1%
Ebay, Inc. expiring 7/21/12 strike price $38		1,410	621
U.S. Steel Corp. expiring 7/21/12 strike price $30		2,250	2

Total Purchased Options (Identified Cost $1,173)			623

Total Investments, Before Written Options — 99.7% (Identified Cost $460,687)			505,964

WRITTEN OPTIONS	(0.1)%
CALL OPTIONS — (0.1)%
Altria Group, Inc. expiring 9/22/12 strike price $34		400	(46)
Comcast Corp. Class A expiring 8/18/12 strike price $31		270	(42)
Deere & Co. expiring 9/22/12 strike price $77.50		55	(30)
Ebay, Inc. expiring 7/21/12 strike price $43		2,110	(179)
Express Scripts Holding Co. expiring 8/18/12 strike price $55		90	(21)
Lincoln National Corp. expiring 8/18/12 strike price $22		380	(39)
Monsanto Co. expiring 8/18/12 strike price $80		80	(34)
VeriSign, Inc. expiring 9/22/12 strike price $44		115	(23)
Whiting Petroleum Corp. expiring 8/18/12 strike price $40		55	(15)

			(429)

See notes to financial statements

	Contracts	Value
PUT OPTIONS — (0.0)%
Ebay, Inc. expiring 7/21/12 strike price $36	2,110	$(30)

Total Written Options (Premiums Received $545)		(459)

Total Investments (Identified Cost $460,142) — 99.6%		505,505 (1)
Other assets and liabilities, net — 0.4%		2,198

Net Assets — 100.0%		$507,703

(1)	Federal Income Tax Information : For tax information at June 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(4)	Par value represents Norwegian Krone (reported in thousands).
(5)	The rate shown is the discount rate.
(6)	All or a portion segregated as collateral for written options.

Country Weightings†
United States	93%
Australia	3%
Norway	2%
Canada	1%
China	1%

Total	100%

†	% of total investments as of June 30, 2012

The following table provides a summary of inputs used to value the Fund’s net assets as of June 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements.):

	Total Value at June 30, 2012	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
U.S. Government Securities (includes short-term investments)	$179,507	$—	$179,507
Foreign Government Securities	25,784	—	25,784
Corporate Bonds	10,683	—	10,683
Equity Securities:
Common Stocks	243,977	243,977	—
Exchange-Traded Funds	3,471	3,471	—
Short-Term Investments	41,919	41,919	—
Other Financial Instruments:
Purchased Options	623	623	—
Written Options	(459)	(459)	—

Total	$505,505	$289,531	$215,974

There are no Level 3 (significant unobservable input) priced securities.

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012

(Unaudited)

(Reported in thousands except per share amounts)

ASSETS
Investment at value before written options (Identified cost $460,687)	$505,964
Cash held with prime broker	810
Receivables:
Dividends and interest	1,695
Prepaid expenses	136

Total Assets	508,605

LIABILITIES
Cash overdraft	17
Payables
Written options outstanding, at value (Premiums received $545)	459
Investment advisory fee	230
Administration fee	27
Transfer agent fees and expenses	13
Professional fees	71
Other accrued expenses	85

Total Liabilities	902

NET ASSETS	$507,703

CAPITAL
Capital paid in on shares of beneficial interest	$476,377
Accumulated undistributed net investment income (loss)	(16,438)
Accumulated undistributed net realized gain (loss)	2,387
Net unrealized appreciation (depreciation) on investments	45,377

Net Assets	$507,703

NET ASSET VALUE PER SHARE
(Net assets/shares outstanding) Shares outstanding – 35,918,138	$14.13

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

Six-Months Ended June 30, 2012

(Unaudited)

($ reported in thousands)

INVESTMENT INCOME
Interest	$4,343
Dividends (net of foreign taxes withheld of $15)	3,080

Total investment income	7,423

Expenses:
Investment advisory fees	1,806
Administration fees	168
Transfer agent fees and expenses	70
Custodian fees	7
Printing fees and expenses	256
Professional fees	221
Directors’ fees	91
Miscellaneous	113

Expenses before interest expense	2,732
Prime broker interest expense	1

Total expenses	2,733
Less expenses reimbursed by investment advisor	(361)

Net expenses	2,372

Net investment income	5,051

NET REALIZED AND UNREALIZED GAIN (LOSSES)
Net realized gain (loss) on:
Investments	7,750
Written options	(3,413)
Foreign currency transactions	(47)
Net change in unrealized appreciation (depreciation) on:
Investments	8,064
Written options	54
Foreign currency translations	36

Net realized and unrealized gain (loss)	12,444

Net increase (decrease) in net assets resulting from operations	$17,495

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended June 30, 2012 (Unaudited)		For the Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$5,051		$9,123
Net realized gain (loss)	4,290		6,976
Net change in unrealized appreciation (depreciation)	8,154		(3,821)

Net increase in net assets resulting from operations	17,495		12,278

Dividends and distributions to shareholders from
Net investment income	(22,177	)(1)	(8,870)
Net realized short-term gains	—		(3,965)
Net realized long-term gains	—		(2,281)
Tax return of capital	—		(38,378)

Total dividends and distributions to shareholders	(22,177)		(53,494)

Capital share transactions
Net proceeds from the sale of shares during rights offering (net of expenses of $644)	(103	)(2)	97,989
Common Shares repurchased	(1,320)		—

Net increase (decrease) in net assets derived from capital share transactions	(1,423)		97,989

Net increase (decrease) in net assets	(6,105)		56,773
NET ASSETS
Beginning of period	513,808		457,035

End of period	$507,703		$513,808

Accumulated undistributed net investment income (loss) at end of period	$(16,438)		$687

Other Information:

Capital share transactions were as follows:(3)
Common Shares outstanding at beginning of period	36,023,686		28,648,686
Common Shares repurchased	(105,548)		—
Shares issued during rights offering	—		7,375,000

Common Shares outstanding at end of period	35,918,138		36,023,686

(1)

Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of June 30, 2012, we estimate 24% of the distributions will represent net investment income, 19% will represent long-term gain distributions and 57% will represent return of capital. Also refer to the inside front cover for the Managed Distribution Plan.

(2)	Adjustment to bring costs estimated in connection with rights offering to actual.
(3)

Share amounts for the year ended December 31, 2011 and the semi-annual period ended June 30, 2012 have been adjusted to reflect the 1-for-4 reverse stock split that occurred effective the start of trading on the NYSE on June 27, 2012. See Notes 7 and 8 in the Notes to Financial Statements.

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout each period)

Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on June 27, 2012.

	For the Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007
Per Share Data
Net asset value, beginning of period	$14.28		$15.96		$16.52	$16.00	$19.88	$20.44

Income From Investment Operations
Net investment income (loss)(3)	0.14		0.24		0.20	0.20	0.28	0.48
Net realized and unrealized gains (losses)	0.33		0.16		0.84	1.92	(2.32)	1.04

Total from investment operations	0.47		0.40		1.04	2.12	(2.04)	1.52

Dividends and Distributions
Dividends from net investment income	(0.62	)(10)	(0.24)		(0.20)	(0.24)	(0.40)	(0.56)
Distributions from net realized gains	—		(0.20)		(0.32)	(0.04)	(0.24)	(0.60)
Tax return of capital	—		(1.08)		(1.08)	(1.32)	(1.20)	(0.84)

Total dividends and distributions	(0.62)		(1.52)		(1.60)	(1.60)	(1.84)	(2.00)

Dilutive effect on net asset value as a result of rights offering	—	(8)	(0.56	)(11)	—	—	— (8)	(0.08	)(6)

Net asset value, end of period(13)	$14.13		$14.28		$15.96	$16.52	$16.00	$19.88

Market value, end of period(1)(13)	$12.29		$12.12		$14.24	$15.64	$13.48	$18.12

Total investment return(2)	6.45	%(5)	(4.65	)%(12)	1.04%	29.74%	(16.90)%	(14.99	)%(7)

Total return on net asset value(9)	3.88	%(5)	4.46%		7.21%	15.46%	(10.09)%	7.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$507,703		$513,808		$457,035	$473,217	$458,767	$569,656
Ratio of expenses to average net assets (excluding dividends and interest expense on short sales after expense waivers)	0.92	%(4)	0.88%		1.10%	1.14%	1.03%	0.96%
Ratio of expenses to average net assets (including dividends and interest expense on short sales and after expense waivers)	0.92	%(4)	0.88%		1.10%	1.14%	1.03%	0.96%
Ratio of expenses to average net assets (including dividends and interest expense on short sales before expense waivers)	1.06	%(4)	0.97%		1.10%	1.14%	1.03%	0.96%
Ratio of net investment income to average net assets	1.96	%(4)	1.71%		1.19%	1.38%	1.66%	2.46%
Portfolio turnover rate	33	%(5)	46%		25%	35%	61%	36%

(1)	Closing Price — New York Stock Exchange.
(2)	Total investment return is calculated assuming a purchase of a share of the Fund’s common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported.

See notes to financial statements

Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)	Computed using average shares outstanding
(4)	Annualized
(5)	Not Annualized
(6)	Shares were sold at a 5% discount from a 5 day average market price from 5/14/07 to 5/18/07.
(7)	Total investment return includes the dilutive effect of the 2007 rights offering. Without this effect, the total investment return would have been (13.82)%.
(8)	Amount is less than $0.005.
(9)	NAV Return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(10)	Please note that the tax status of the distributions is determined at the end of the taxable year.
(11)	Shares were sold at a 5% discount from a 5 day average market price from 1/3/11 to 1/7/11.
(12)	Total investment return includes the dilutive effect of the 2011 rights offering. Without this effect, the total investment return would have been (2.59)%.
(13)	The Fund had a 1:4 reverse stock split with ex-dividend date of June 27, 2012. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended December 31,	2011	2010	2009	2008	2007
Net Asset Value (prior to reverse stock split)	$3.57	$3.99	$4.13	$4.00	$4.97
Market Price (prior to reverse stock split)	$3.03	$3.56	$3.91	$3.37	$4.53

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

(Unaudited)

NOTE 1 — ORGANIZATION

The Zweig Total Return Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund’s investment objective is to seek total return, consisting of capital appreciation and income.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.  Security Valuation:

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors. All internally fair valued securities are approved by a valuation committee appointed by the Board. The valuation committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer for the Fund. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the valuation committee monthly unless changes occur within the period. The valuation committee reviews the validity of the model inputs and any changes to the model. Internal fair valuations are ratified by the Board of Directors at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an external pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.  Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.  Income Taxes:

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

The Fund has adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from the adoption of this authoritative guidance. As of June 30, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2008 forward (with limited exceptions).

D.  Dividends and Distributions to Shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

The Fund has a Managed Distribution Plan to pay 7 percent of the Fund’s net asset value (“NAV”) on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.  Foreign Currency Translation:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.  Derivative Financial Instruments:

Disclosures on derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write listed covered and uncovered put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to hedge against changes in the values of equities or for yield enhancement.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value before written options” on the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in unrealized appreciation/(depreciation) on investments on the Statement of Investments. Changes in value of written options is included in unrealized appreciation/(depreciation) on written options.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain/(loss) on investment transactions on the Statement of Operations. Gain or loss on written options is presented separately as net realized gain/(loss) on written options transactions.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

NOTE 3 — INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

($ reported in thousands unless otherwise noted)

Zweig Advisers LLC, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Fund.

a)  Investment Advisory Fee: The Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis of 0.70% of the Fund’s average daily managed assets. During the period ended June 30, 2012, the Fund incurred advisory fees of $1,806.

Effective May 10, 2011, the Adviser has voluntarily agreed to waive 20% of the advisory fee until further notice.

Prior to March 1, 2012, Zweig Consulting LLC served as the Sub-Adviser to the Fund. Prior to March 1, 2012 through current, Zweig Consulting LLC serves as a consultant to the Adviser. Fees to Zweig Consulting LLC are paid by the Adviser.

b)  Administration Fee: VP Distributors, Inc., an indirect wholly-owned subsidiary of Virtus, serves as the Fund’s Administrator (the “Administrator”) pursuant to an Administration Agreement. During the period ended June 30, 2012, the Fund incurred Administration fees of $168.

c)  Directors Fee ($ not reported in thousands):

During the period the Fund paid each Director who is not an interested person of the Fund or the Adviser, a fee of $11,000 per year plus $1,500 per Director for each committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The co-lead Directors are paid an additional $10,000 retainer each per year in lieu of compensation for executive committee meetings. The Audit Committee chairperson is paid an additional fee of $5,000 per year. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 4 — PURCHASES AND SALES OF SECURITIES:

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) for the period ended June 30, 2012, were as follows:

Purchases	$117,549
Sales	117,491

Purchases and sales of long-term U.S. Government and agency securities for the period ended June 30, 2012, were as follows:

Purchases	$19,534
Sales	20,025

NOTE 5 — DERIVATIVE TRANSACTIONS

($ reported in thousands)

The Fund invested in derivative instruments during the reporting period through the form of purchased and written options. The primary type of risk associated with these derivative instruments are equity risk. The Fund invests in uncovered options contracts to gain exposure to securities not held in the portfolio, and to realize a greater return than investing in the underlying security alone.

For additional information on the options in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2F.

Written options transactions, during the six-months ended June 30, 2012, were as follows:

Call options	# of contracts	Premium Rec’d
Options outstanding at beginning of year	3,000	$249
Written options	39,800	6,440
Options repurchased	(39,245)	(6,337)

Options outstanding at June 30, 2012	3,555	$352

Put options	# of contracts	Premium Paid
Options outstanding at beginning of year	3,000	$273
Written options	38,921	4,720
Options repurchased	(39,046)	(4,679)
Options expired	(765)	(121)

Options outstanding at June 30, 2012	2,110	$193

The average daily cost of purchased options during the six-months ended June 30, 2012 was $2,405. The average daily premiums received on written options during the year was $(1,429).

Purchased options, as presented in the Statement of Assets and Liabilities, is located under “Investment securities at value before written options” at a fair value of $623. Written options as of June 30, 2012 are located under “Written options outstanding at value” at a fair value of $459.

For the six-months ended June 30, 2012, unrealized gains/(losses) related to purchased and written options are disclosed in the “Net unrealized appreciation (depreciation) on investments” on the Statement of Assets and Liabilities in the amount of $(464).

For the six-months ended June 30, 2012, changes in the value of purchased options is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations in the amount of $(565). Written options are included in “Net change in unrealized appreciation/(depreciation) on written options” in the amount of $54. Realized gains/loss related to purchased options are disclosed in the “Net realized gain (loss) on investments” in the amount of $2,479. Gains and losses associated with written options are disclosed in the “Net realized gain (loss) on written options” in the amount of $(3,413).

NOTE 6 — INDEMNIFICATIONS

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 7 — CAPITAL STOCK AND REINVESTMENT PLAN

At June 30, 2012, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 35,918,138 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended June 30, 2012 and December 31, 2011, there were no shares issued pursuant to the Plan.

Pursuant to the Board approved stock repurchase program, the Fund may repurchase up to 5% of its outstanding shares in the open market at a discount to NAV through March 31, 2015. The Fund started its buyback of shares on April 11, 2012. From the period of April 11, 2012 through June 30, 2012, the Fund repurchased 105,548 shares at an average price of $12.40. The average weekly discount during this period was 13.13%. There are 1,695,636 shares remaining that are authorized to be purchased under the repurchase plan in the future.

In a non-transferable rights offering ended January 7, 2011, shareholders exercised rights to purchase 7,375,000 shares of common stock at an offering price of $13.36 per share for proceeds, net of expenses of $97,989,000. Shares and per share amounts have been restated to reflect the affects of the 1-for-4 reverse stock split.

On July 2, 2012, the Fund announced a distribution of $0.082 per share to shareholders of record on July 12, 2012. This distribution has an ex-dividend date of July 10, 2012, and is payable on July 19, 2012. Please see inside front cover for more information on the Fund’s distributions.

NOTE 8 — REVERSE STOCK SPLIT

Prior to the opening of trading on the NYSE on June 27, 2012, the Fund implemented a 1 for 4 reverse stock split. The Fund’s shares are trading on a split-adjusted basis under a new CUSIP number (989837208). The net effect of the Fund’s reverse stock split was to decrease the number of the Fund’s outstanding common shares and increase the net asset value per common share by a proportionate amount. While the number of the Fund’s outstanding common shares declined, neither the Fund’s holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Fund’s outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity referenced on the Statement of Changes in Net Assets, and per share data, including the proportionate impact to market price, in the Financial Highlights table have been restated to reflect the reverse stock split.

NOTE 9 — CREDIT RISK AND ASSET CONCENTRATIONS

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At June 30, 2012, the Fund held 36% of its total investments in U.S. Government securities (includes 10% of U.S. Treasury Bills which are Short-term investments).

NOTE 10 — REGULATORY EXAMS

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered products.

There are currently no such matters which the Company believes will be material to these financial statements.

NOTE 11 — FEDERAL INCOME TAX INFORMATION

($ reported in thousands)

At June 30, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$462,660	$47,455	$(4,151)	$43,304
Written Options	(545)	168	(82)	86

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

NOTE 12 — SUBSEQUENT EVENT EVALUATIONS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

BOARD CONSIDERATION AND APPROVAL OF

INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of The Zweig Total Return Fund, Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”), are required to annually review and approve the terms of the Fund’s investment advisory agreement (the “Advisory Agreement”) with Zweig Advisers LLC (the “Adviser”). In this regard, the Board reviewed and approved during the most recent six month period covered by this report the Advisory Agreement, as proposed to be amended to calculate the management fee based on “managed assets,” which include all assets attributable to borrowing, rather than “net assets”.

More specifically, at a meeting held on February 6, 2012, the Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Adviser and consideration of approval of the Advisory Agreement.

1. Nature, Extent and Quality of Services. The Independent Directors considered the nature, extent and quality of the services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Directors in that capacity and other services. The Independent Directors concluded that the services are extensive in nature and that the Adviser delivered an acceptable level of service.

2. Investment Performance of the Fund and Adviser. The Independent Directors considered the investment performance for the Fund over various periods of time as compared to its Lipper, Inc. performance group and performance universe, and concluded that the Adviser was delivering acceptable performance results consistent with the long-term investment strategies being pursued by the Fund. The Independent Directors also considered the performance of the portfolios of other Virtus equity mutual funds now being managed by the Fund’s portfolio managers and found that performance to be consistent with the performance being achieved by the Fund’s equity portfolio.

3. Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Funds: Fees and Expenses. The Independent Directors considered the Fund’s management fee rate and expense ratio relative to the Fund’s Lipper, Inc. expense group, including the anticipated effect on the net assets of the proposed change in the advisory fee should the Fund engage in borrowing. The Independent Directors concluded that those fees are acceptable based upon the qualifications, experience, reputation and performance of the Adviser. The Independent Directors also concluded that the expense ratio of the Fund was within an acceptable range relative to its Lipper, Inc. expense group.

(b) Profitability and Costs of Services to Adviser. The Independent Directors considered the Adviser’s overall profitability and costs. The Independent Directors also considered whether the amount of profit is a fair entrepreneurial profit. The Independent Directors concluded that the Adviser’s profitability was at an acceptable level in light of the quality of the services being provided to the Fund.

4. Extent of Economies of Scale as Fund Grows. The Independent Directors considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Directors noted that economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to substantially increase their asset base as do open-end funds. The Independent Directors concluded that the Fund has appropriately benefited from any economies of scale.

5. Whether Fee Levels Reflect Economies of Scale. The Independent Directors also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that, given the Fund’s closed-end structure, it was. At the same time, the Directors agreed that it would be appropriate to monitor this issue in the event that the assets of the Fund were to increase substantially via a rights offering or some other means.

6. Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Directors considered the size, education and experience of the Adviser’s staff, its fundamental research capabilities and approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas it was structured in such a way to support the level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Directors also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Independent Directors concluded that potential “fall-out” benefits that they may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and may in some cases benefit the Fund.

(c) Asset Allocation Services. The Independent Directors considered that the Board decided not to renew the Servicing Agreement between the Adviser and Zweig Consulting, the Fund’s subadviser, under which Zweig Consulting provided certain research and analysis to the Adviser and determined the asset allocations to equities, fixed income securities and cash. The Independent Directors considered that the Adviser would be assuming responsibility for asset allocation decisions, and that additional resources of the Adviser are expected to be called upon to support both that function and various investment strategies that the Adviser intends to employ, depending upon market conditions, to seek to enhance the current yield of the Fund. The Independent Directors further noted that the Adviser expected to enter into a research and consulting agreement with respect to the Fund under which Zweig Consulting would provide general market analysis and other research services to the Adviser, but not asset allocation advice.

Conclusions

In considering the Advisory Agreement, as proposed to be amended, the Independent Directors did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Directors that re-approval of the Advisory Agreement, as proposed to be amended, was in the best interests of the Fund and its shareholders. As a part of their decision-making process, the In-

dependent Directors noted their belief that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Directors considered, generally, that shareholders invested in a Fund knowing that the Adviser managed that Fund and knowing the Adviser’s investment management fee schedule. As such, the Independent Directors considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders, and concluded that the Fund was so managed.

Upon conclusion of their review and discussion, the Independent Directors unanimously agreed to recommend the continuation of the Advisory Agreement and to submit for shareholder approval an amendment to the Advisory Agreement to change the basis of compensation from “net assets” to “managed assets.” The Independent Directors noted their belief that the Adviser’s compensation should continue to accurately reflect the full size and scope of the Fund’s portfolio and therefore recommended approval by shareholders of the amendment to the Advisory Agreement that provides compensation to the Adviser for the effort and resources necessary to manage leveraged assets in the event the Adviser were to implement leverage.

SUPPLEMENTARY PROXY INFORMATION

The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 15, 2012, and reconvened on June 12, 2012, June 29, 2012 and July 6, 2012 (the “Meeting”). The Meeting was held for purposes of electing two (2) nominees to the Board of Directors and consideration of a number of other proposals as enumerated below.

The results were as follows:

Election Directors	Votes For	Votes Withheld
Charles H. Brunie	86,630,663	22,906,660
James B. Rogers, Jr.	86,715,593	22,821,730

	Votes For	Votes Against	Abstentions
Revise investment objective	78,136,690	20,967,312	1,826,830
Reclassify investment objective as non-fundamental	72,840,396	26,179,260	1,911,176
Amend fundamental investment restriction regarding diversification	77,843,702	21,037,936	2,049,195
Amend fundamental investment restriction regarding issuance of senior securities	77,553,785	21,405,122	1,971,926
Amend fundamental investment restriction regarding investing in commodities	76,914,685	22,098,063	1,918,085
Eliminate fundamental investment restriction regarding purchasing securities on margin	76,478,341	22,512,434	1,940,057
Eliminate the fundamental investment restriction regarding short sales	76,879,087	22,048,463	2,003,282
Eliminate the fundamental investment restriction regarding purchasing “restricted” securities	77,159,306	21,696,928	2,074,599
Amend the investment advisory agreement between the Fund and Zweig Advisers LLC (the “Adviser”) to permit the Adviser to receive a fee based on all “managed assets” of the Fund rather than “net assets”	72,440,371	26,473,700	2,016,761

Based on the foregoing, Charles H. Brunie and James B. Rogers, Jr., were re-elected as Directors. The Fund’s other Directors who continue in office are George R. Aylward, Wendy Luscombe, Alden C. Olson, and R. Keith Walton. Additionally, each of the remaining proposals passed.

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2011, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CERTIFICATION (Unaudited)

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES*

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
4/11/12 – 4/30/12	56,735	$12.56	56,735	1,744,450

5/1/12 – 5/31/12	35,689	$12.34	35,689	1,708,761

6/1/12 – 6/30/12	13,125	$12.10	13,125	1,695,636

Total	105,549	$12.43	105,549	1,695,636

*	All numbers were adjusted to reflect the reverse 1 for 4 stock split
a.	3/13/12 is the date the plan was announced
b.	1,801,184 is the amount of shares approved
c.	Expiration date: 3/31/15
d.	None
e.	None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item. In addition, there are no newly identified portfolio managers as of the date of this filing.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended June 30, 2012 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Zweig Total Return Fund, Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	09/06/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President (principal executive officer)

Date	09/06/12

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer (principal financial officer)

Date	09/06/12

*	Print the name and title of each signing officer under his or her signature.